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                                                                   Exhibit 10.32

                                                                       Plan #002

                                NONSTANDARDIZED

                              ADOPTION AGREEMENT

                   PROTOTYPE CASH OR DEFERRED PROFIT-SHARING

                       PLAN AND TRUST/CUSTODIAL ACCOUNT

                                 Sponsored by

                               NATIONAL CITY BANK

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust/Custodial Account Basic Plan Document #04.

1.    EMPLOYER INFORMATION

      NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

      (a)   NAME AND ADDRESS:

            The Finish Line, Inc.
            3308 N. Mitthoeffer Road
            Indianapolis, IN  46236

      (b)   TELEPHONE NUMBER:     (317)899-1022

      (c)   TAX ID NUMBER:        35-1537210

      (d)   FORM OF BUSINESS:

            [_]     (i)    Sole Proprietor

            [_]     (ii)   Partnership

            [X]     (iii)  Corporation

            [_]     (iv)   "S" Corporation (formerly known as Subchapter S)

            [_]     (v)    Other: ___________________________


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      (e)   NAME OF INDIVIDUAL AUTHORIZED TO ISSUE
            INSTRUCTIONS TO THE TRUSTEE/CUSTODIAN:

            David Klapper, Gary Cohen, Steve Schneider

      (f) NAME OF PLAN: The Finish Line, Inc. Profit Sharing and 401(k)
                        Plan

      (g)   THREE DIGIT PLAN NUMBER
            FOR ANNUAL RETURN/REPORT:   003

2.    EFFECTIVE DATE

      (a)   This is a new Plan having an effective date of____________.


      (b)   This is an amended Plan.

            The effective date of the original Plan was November 1, 1989
                                                        ----------------.

            The effective date of the amended Plan is November 1, 2000
                                                      ----------------.

      (c) If different from above, the Effective Date for the Plan's Elective Deferral provisions shall be______________.

3.    DEFINITIONS

      (a) "Collective or Commingled Funds" (Applicable to institutional Trustees only.) Investment in collective or commingled funds as permitted at paragraph 13.3(b) of the Basic Plan Document #04 shall only be made to the following specifically named fund(s):







            Funds made available after the execution of this Adoption Agreement will be listed on schedules attached to the end of this Adoption Agreement.

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      (b)   "Compensation" Compensation shall be determined on the basis of the:

            [X]     (i)      Plan Year.

            [ ]     (ii)     Employer's Taxable Year.

            [ ]     (iii)    Calendar Year.

            Compensation shall be determined on the basis of the following safe-harbor definition of Compensation in IRS Regulation Section 1.414(s)-1(c):

            [ ]     (iv)     Code Section 6041 and 6051 Compensation,

            [X]     (v)      Code Section 3401(a) Compensation, or

            [ ]     (vi)     Code Section 415 Compensation.

            Compensation [ ] shall [X] shall not include Employer contributions made pursuant to a Salary Savings Agreement which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at 1.12 of the Basic Plan Document #04.

            For purposes of the Plan, Compensation shall be limited to $______, the maximum amount which will be considered for Plan purposes.
            [If an amount is specified, it will limit the amount of contributions allowed on behalf of higher compensated Employees. Completion of this section is not intended to coordinate with the $200,000 of Code Section 415(d), thus the amount should be less than $200,000 as adjusted for cost-of-living increases.]

            (iii)   Exclusions From Compensation:

                    (1)      overtime.

                    (2)      bonuses.

                    (3)      commissions.

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                    (4)   _________________


            Type of Contribution(s)                             Exclusion(s)
            -----------------------                             ------------

            Elective Deferrals [Section 7(b)]                   n/a
                                                                -----------

            Matching Contributions [Section 7(c)]               n/a
                                                                -----------

            Qualified Non-Elective Contributions [Section 7(d)]
            and Non-Elective Contributions [Section 7(e)]
                                                                ___________


      (c)   "Entry Date"

            [ ]     (i)      The first day of the Plan Year nearest the date on
                             which an Employee meets the eligibility
                             requirements.

            [ ]     (ii)     The earlier of the first day of the Plan Year or
                             the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

            [ ]     (iii)    The first day of the Plan Year following the date
                             on which the Employee meets the eligibility requirements. If this election is made, the Service requirement at 4(a)(ii) may not exceed 1/2 year and the age requirement at 4(b)(ii) may not exceed 20-
                             1/2.

            [ ]     (iv)     The first day of the month coinciding with or
                             following the date on which an Employee meets the eligibility requirements.

            [X]     (v)      The first day of the Plan Year, or the first day of
                             the fourth month, or the first day of the seventh month or the first day of the tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

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      (d)      "Hours of Service" Shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

               [X]   (i)    On the basis of actual hours for which an Employee
                            is paid or entitled to payment.

               [ ]   (ii)   On the basis of days worked. An Employee shall be
                            credited with ten (10) Hours of Service if under paragraph 1.42 of the Basic Plan Document #04 such
                            Employee would be credited with at least one (1)
                            Hour of Service during the day.

               [ ]   (iii)  On the basis of weeks worked. An Employee shall be
                            credited with forty-five (45) Hours of Service if under paragraph 1.42 of the Basic Plan Document #04 such Employee would be credited with at least one
                            (1) Hour of Service during the week.

               [ ]   (iv)   On the basis of semi-monthly payroll periods. An
                            Employee shall be credited with ninety-five (95)
                            Hours of Service if under paragraph 1.42 of the Basic Plan Document #04 such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

               [ ]   (v)    On the basis of months worked. An Employee shall be
                            credited with one-hundred-ninety (190) Hours of Service if under paragraph 1.42 of the Basic Plan
                            Document #04 such Employee would be credited with at least one (1) Hour of Service during the month.

      (e) "Limitation Year" The 12-consecutive month period commencing on November 1 and ending on October 31.
                ----------               -----------

               If applicable, the Limitation Year will be a short Limitation Year commencing on November 1 and ending on December 31 .
                                  ----------               -----------
               Thereafter, the Limitation Year shall end on the date last specified above.

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      (f)      "Net Profit"

               [X]     (i)      Not applicable (profits will not be required for
                                any contributions to the Plan).

               [_]     (ii)     As defined in paragraph 1.49 of the Basic Plan
                                Document #04.

               [_]     (iii)    Shall be defined as:

                                ______________________

                       (Only use if definition in paragraph 1.49 of the Basic Plan Document #04 is to be superseded.)

      (g)      "Plan Year" The 12-consecutive month period commencing on January
                                                                         -------
                1 and ending on December 31.
                -               -----------

               If applicable, the Plan Year will be a short Plan Year commencing on November 1 and ending on December 31. Thereafter, the Plan
                  ----------               -----------
               Year shall end on the date last specified above.

      (h) "Qualified Early Retirement Age" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [X] shall [_] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

      (i) "Qualified Joint and Survivor Annuity" The safe-harbor provisions of paragraph 8.7 of the Basic Plan Document #04 [X] are [_] are not applicable. If not applicable, the survivor annuity shall be ___% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

      (j)      "Taxable Wage Base" [paragraph 1.79]

               [_]     (i)    Not Applicable - Plan is not integrated with
                              Social Security.

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               [X]     (ii)   The maximum earnings considered wages for such
                              Plan Year under Code Section 3121(a).

               [_]     (iii)  ___% (not more than 100%) of the amount considered
                              wages for such Plan Year under Code Section
                              3121(a).

               [_]     (iv)   $___________, provided that such amount is not in
                              excess of the amount determined-under paragraph
                              3(j)(ii) above.

               [_]     (v)    For the 1989 Plan Year $10,000. For all subsequent
                              Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section
                              3121(a).

               NOTE: Using less than the maximum at (ii) may result in a change in the allocation formula in Section 7.

      (k) "Valuation Date(s)" Allocations to Participant Accounts will be done in accordance with Article V of the Basic Plan Document #04:

               (i)     Daily                      (v)     Quarterly

               (ii)    Weekly                     (vi)    Semi-Annually

               (iii)   Monthly                    (vii)    Annually

               (iv)    Bi-Monthly

               Indicate Valuation Date(s) to be used by specifying option from list above:

               Type of Contribution(s)                         Valuation Date(s)
               -----------------------                         -----------------

               After-Tax Voluntary Contributions [Section 6]   n/a
                                                               -----

               Elective Deferrals [Section 7(b)]               i
                                                               -----

               Matching Contributions [Section 7(c)]           i
                                                               -----

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               Qualified Non-Elective Contributions [Section 7(d)]         i
                                                                           -----

               Non-Elective Contributions [Section 7(e), (f) and (g)]      i
                                                                           -----

               Minimum Top-Heavy Contributions [Section 7(i)]              i
                                                                           -----

      (l)      "Year of Service"

               (i) For Eligibility Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more
                                                                 ----
                       than 1,000) Hours of Service.


               (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 1 (not
                                                                        ---
                       more than 1,000) Hours of Service.


               (iii) For Vesting Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more
                                                                 ----
                       than 1,000) Hours of Service.

4.    ELIGIBILITY REQUIREMENTS

      (a)      Service:

               [_]     (i)      The Plan shall have no service requirement.

               [X] (ii) The Plan shall cover only Employees having completed at least 1 [not more than three (3)] Years of Service. If more than one (1) is specified, for Plan Years beginning in 1989 and later, the answer will be deemed to be one (1).

               NOTE: If the eligibility period selected is less than one year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period.

      (b)      Age:

               [_]     (i)      The Plan shall have no minimum age requirement.

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               [X]     (ii)     The Plan shall cover only Employees having
                                attained age 21 (not more than age 21).
                                             --
      (c)      Classification:

               The Plan shall cover all Employees who have met the age and service requirements with the following exceptions:

               [_]     (i)      No exceptions.

               [X] (ii) The Plan shall exclude Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

               [X] (iii) The Plan shall exclude Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

               [_]     (iv)     The Plan shall exclude from participation any
                                nondiscriminatory classification of Employees determined as follows:

                                _______________________

      (d)      Employees on Effective  Date:

               [X]     (i)      Not Applicable. All Employees will be required
                                to satisfy both the age and Service requirements specified above.

               [_]     (ii)     Employees employed on the Plan's Effective Date
                                do not have to satisfy the Service requirements specified above.

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               [_]     (iii)    Employees employed on the Plan's
                                Effective Date do not have to satisfy the age requirements specified above.

5.    RETIREMENT AGES

      (a)      Normal Retirement Age:

               If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

               [X]     (i)      Normal Retirement Age shall be 65 (not to exceed
                                                               --
                                age 65).


               [_]     (ii)     Normal Retirement Age shall be the later of
                                attaining age (not to exceed age 65) or the (not to exceed the 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

      (b)      Early Retirement Age:

               [X]     (i)      Not Applicable.

               [_]     (ii)     The Plan shall have an Early Retirement Age
                                of_____ (not less than 55) and completion of____
                                Years of Service.

6.    EMPLOYEE CONTRIBUTIONS

      [X]      (a)     Participants  shall be permitted to make Elective
                       Deferrals in any amount from 1  % up to 15 % of their
                                                    ---        ---
                       Compensation.


                       If (a) is applicable, Participants shall be permitted to amend their Salary Savings Agreements to change the contribution percentage as provided below:

                       [_]      (i)      On the Anniversary Date of the Plan,

                       [X]      (ii)     On the Anniversary Date of the Plan and
                                         on the first day of the seventh month
                                         of the Plan Year,

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                       [_]     (iii)     On the Anniversary Date of the Plan and
                                         on the first day following any
                                         Valuation Date, or

                       [_]     (iv)      Upon 30 days notice to the Employer.

      [_]      (b)     Participants shall be permitted to make after tax
                       Voluntary Contributions.

      [_]      (c)     Participants shall be required to make after tax
                       Voluntary Contributions as follows (Thrift Savings Plan):

                       [_]      (i)            % of Compensation.
                                         ------

                       [_]      (ii)     A percentage determined by the Employee
                                         on his or her enrollment form.

      [_]      (d)     If necessary to pass the Average Deferral Percentage
                       Test, Participants [_] may [_] may not have Elective
                       Deferrals recharacterized as Voluntary Contributions.

               NOTE: The Average Deferral Percentage Test will apply to contributions under (a) above. The Average Contribution Percentage Test will apply to contributions under (b) and (c) above, and may apply to (a).

7.    EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF

      NOTE: The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

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      (a)      Profits Requirement:

               (i)     Current or Accumulated Net Profits are required for:

                       [_]      (A)      Matching Contributions.

                       [_]      (B)      Qualified Non-Elective Contributions.

                       [_]      (C)      discretionary contributions.

               (ii)    No Net Profits are required for:

                       [X]      (A)      Matching Contributions.

                       [X]      (B)      Qualified Non-Elective Contributions.

                       [X]      (C)      discretionary contributions.

               NOTE: Elective Deferrals can always be contributed regardless of profits.

[X]   (b)      Salary Savings Agreement:

               The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above.

               An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:

               [_]     (i)      until the first day of the next Plan Year.

               [_]     (ii)     until the first day of the next valuation
                                period.

               [X]     (iii)    for a period of 6     month(s) (not to exceed 12
                                                ------
                                months).


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[X] (c)        Matching Employer Contribution [See paragraphs (h) and (i)]:

               [_]    (i)     Percentage Match: The Employer shall contribute
                              and allocate to each eligible Participant's account an amount equal to ____% of the amount contributed and allocated in accordance with paragraph 7(b) above and (if checked) ____% of [_] the amount of Voluntary Contributions made in accordance with paragraph 4.1 of the Basic Plan
                              Document #04. The Employer shall not match
                              Participant Elective Deferrals as provided above in excess of $_______ or in excess of ____% of the Participant's Compensation or if applicable,
                              Voluntary Contributions in excess of $_______ or in excess of ____% of the Participant's
                              Compensation. In no event will the match on both
                              Elective Deferrals and Voluntary Contributions exceed a combined amount of $________ or _______%.


               [X]    (ii)    Discretionary Match: The Employer shall contribute
                              and allocate to each eligible Participant's account a percentage of the Participant's Elective
                              Deferral contributed and allocated in accordance with paragraph 7(b) above. The Employer shall set such percentage prior to the end of the Plan Year.
                              The Employer shall not match Participant Elective
                              Deferrals in excess of $_______ or in excess of______ % of the Participant's Compensation.

               [_]    (iii)   Tiered Match: The Employer shall contribute and
                              allocate to each Participant's account an amount equal to_______ % of the first_______ % of the Participant's Compensation, to the extent deferred.

                              _______% of the next ______% of the Participant's Compensation, to the extent deferred.

                              _______% of the next ______% of the Participant's Compensation, to the extent deferred.

     NOTE: Percentages specified in (iii) above may not increase as the percentage of Participant's contribution increases.

               [_]    (iv)    Flat Dollar Match: The Employer shall contribute
                              and allocate to each Participant's account $_____

                              if the Participant defers at least 1% of


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                              Compensation.

               [_]    (v)     Percentage of Compensation Match: The Employer
                              shall contribute and allocate to each
                              Participant's account _____% of Compensation if the Participant defers at least 1% of Compensation.

               [_]    (vi)    Proportionate Compensation Match: The Employer
                              shall contribute and allocate to each Participant who defers at least 1% of Compensation, an amount determined by multiplying such Employer Matching
                              Contribution by a fraction the numerator of which is the Participant's Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation. The Employer shall set such discretionary contribution prior to the end of the Plan Year.

               [_]    (vii)   Qualified Match: Employer Matching Contributions
                              will be treated as Qualified Matching
                              Contributions to the extent specified below:

                              [_]     (A)      All Matching Contributions.

                              [_]     (B)      None.

                              [_]     (C)      _____% of the Employer's Matching
                                               Contribution.

                              [_]     (D)      Up to_______% of each
                                               Participant's Compensation.

                              [_]     (E)      The amount necessary to meet the
                                               [_] Average Deferral Percentage
                                               (ADP) Test, [_] Average
                                               Contribution Percentage (ACP)
                                               Test, [_] Both the ADP and ACP
                                               Tests.

                              (viii)  Matching Contribution Computation Period:
                                      The time period upon which matching
                                      contributions will be based shall be

                              [_]     (A)      weekly

                              [X]     (B)      bi-weekly

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                              [_]     (C)     semi-monthly

                              [_]     (D)      monthly

                              [_]     (E)      quarterly

                              [_]     (F)      semi-annually

                              [_]     (G)      annually

                              (ix) Eligibility for Match: Employer Matching Contributions, whether or not Qualified, will only be made on Employee
                                      Contributions not withdrawn prior to the end of the [X] valuation period [_] Plan Year.

[X] (d)   Qualified Non-Elective Employer Contribution - [See paragraphs (h) and
          (i)] These contributions are fully vested when contributed.

          The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. The amount of Qualified non-Elective Contributions taken into account for purposes of meeting the ADP or ACP test requirements is:

          [X]   (i)      All such Qualified non-Elective Contributions.

          [_]   (ii)     The amount necessary to meet [_] the ADP test, [_] the
                         ACP test, [ ] Both the ADP and ACP tests.

          Qualified non-Elective Contributions will be made to:

          [_]   (iii)    All Employees eligible to participate.

          [_]   (iv)     Only non-Highly Compensated Employees eligible to
                         participate.

[_]  (e)  Additional Employer Contribution Other Than Qualified Non-Elective
          Contributions -

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               Non-Integrated [See paragraphs (h) and (i)]

               The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

[X] (f) Additional Employer Contribution - Integrated Allocation Formula [See paragraphs (h) and (i)]

               The Employer shall have the right to make an additional discretionary contribution. The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:

               (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

               (ii) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.

               (iii) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base defined at Section 3(j) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%.

      NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or

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                       benefit is provided under another Plan [see Section
                       11(c)(ii)] covering the same Employees, sub-paragraphs
                       (i) and (ii) above may be disregarded and 5.7%, 4.3% or 5.4% may be substituted for 2.7%, 1.3% or 2.4% where it appears in (iii) above.

               (iv) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

[_]  (g)       Additional Employer Contribution-Alternative Integrated
               Allocation Formula. [See paragraph (h) and (i)]

               The Employer shall have the right to make an additional discretionary contribution. To the extent that such contributions are sufficient, they shall be allocated as follows:

               ____% of each eligible Participant's Compensation plus _____% of Compensation in excess of the Taxable Wage Base defined at
               Section 3(j) hereof. The percentage on excess compensation may not exceed the lesser of (i) the amount first specified in this paragraph or (ii) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies a Taxable Wage Base in Section 3(j) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Taxable Wage Base is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Taxable Wage Base is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

               NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

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     (h)       Allocation of Excess Amounts (Annual Additions)

               In the event that the allocation formula above results in an Excess Amount, such excess shall be:

               [_]    (i)     placed in a suspense account accruing no gains
                              or losses for the benefit of the Participant.

               [X]    (ii)    reallocated as additional Employer contributions
                              to all other Participants to the extent that they do not have any Excess Amount.

     (i)       Minimum Employer Contribution Under Top-Heavy Plans:

               For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under paragraphs 7(d), 7(e), 7(f), 7(g) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Basic Plan document #04. Top-Heavy minimums will be allocated to:

               [_]    (i)     all eligible Participants.

               [X]    (ii)    only eligible non-Key Employees who are
                              Participants.

      (j)      Return of Excess Contributions and/or Excess Aggregate
               Contributions:

               In the event that one or more Highly Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the:

               [_]    (i)     the ADP of the affected Highly Compensated
                              Employees.

               [X]    (ii)    the ACP of the affected Highly Compensated
                              Employees.

               [_]    (iii)   a combination of the ADP and ACP of the affected
                              Highly Compensated Employees.

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8.   ALLOCATIONS TO TERMINATED EMPLOYEES

     [X] (a) The Employer will not allocate Employer related contributions to Employees who terminate during a Plan Year, unless required to satisfy the requirements of Code Section 401(a)(26) and 410(b). (These requirements are effective for 1989 and subsequent Plan Years.)

     [X] (b) The Employer will allocate Employer matching and other related contributions as indicated below to Employees who terminate during the Plan Year as a result of:

          Matching    Other
          --------    -----
               [X]      [X]     (i)      Retirement.

               [X]      [X]     (ii)     Disability.

               [X]      [X]     (iii)    Death.

               [_]      [_]     (iv)     Other termination of employment
                                         provided that the Participant has
                                         completed a Year of Service as defined
                                         for Allocation Accrual Purposes.

               [_]      [_]     (v)      Other termination of employment even
                                         though the Participant has not
                                         completed a Year of Service.

               [_]      [_]     (vi)     Termination of employment (for any
                                         reason) provided that the Participant
                                         had completed a Year of Service for
                                         Allocation Accrual Purposes.

9.    ALLOCATION OF FORFEITURES

      NOTE: Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate Contributions.

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               (a)     Allocation Alternatives:

                       If forfeitures are allocated to Participants, such allocation shall be done in the same manner as the Employer's contribution.

                       [_]     (i)      Not Applicable. All contributions are
                                        always fully vested.

                       [_]     (ii)     Forfeitures shall be allocated to
                                        Participants in the same manner as the
                                        Employer's contribution.

                                        If allocation to other Participants is
                                        selected, the allocation shall be as
                                        follows:

                                         [1]    Amount attributable to Employer
                                                discretionary contributions and
                                                Top-Heavy minimums will be
                                                allocated to:

                                                [_]    all eligible Participants
                                                       under the Plan.

                                                [_]    only those Participants
                                                       eligible for an
                                                       allocation of Employer
                                                       contributions in the
                                                       current year.

                                                [_]    only those Participants
                                                       eligible for an
                                                       allocation of matching
                                                       contributions in the
                                                       current year.

                                         [2]    Amounts attributable to Employer
                                                Matching contributions will be
                                                allocated to:

                                                [_]    all eligible
                                                       Participants.

                                                [_]    only those Participants
                                                       eligible for allocations
                                                       of matching contributions
                                                       in the current year.

                       [X]     (iii)    Forfeitures shall be applied to reduce
                                        the Employer's contribution for such
                                        Plan Year.

                       [_]     (iv)     Forfeitures shall be applied to offset
                                        administrative expenses of

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                                        the Plan. If forfeitures exceed these
                                        expenses, (iii) above shall apply.

      (b)      Date for Reallocation:

      NOTE: If no distribution has been made to a former Participant, sub-section (i) below will apply to such Participant even if the Employer elects (ii), (iii) or (iv) below as its normal administrative policy.

                       [_]    (i)   Forfeitures shall be reallocated at the end
                                    of the Plan Year during which the former
                                    Participant incurs his or her fifth
                                    consecutive one year Break In Service.

                       [_]    (ii)  Forfeitures will be reallocated immediately
                                    (as of the next Valuation Date).

                       [_]    (iii) Forfeitures shall be reallocated at the end
                                    of the Plan Year during which the former
                                    Employee incurs his or her __ (1st, 2nd, 3rd, or 4th) consecutive one year Break In Service.

                       [X]    (iv)  Forfeitures will be reallocated immediately
                                    (as of the Plan Year end).

      (c)      Restoration of Forfeitures:

               If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in the appropriate number):

               [1]     (i)      Current year's forfeitures.

               [2]     (ii)     Additional Employer contribution.

               [3]     (iii)    Income or gain to the Plan.

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      (d)      Forfeitures of Excess Aggregate Contributions shall be:

               [X]     (i)      Applied to reduce Employer contributions.

               [_]     (ii)     Allocated, after all other forfeitures
                                under the Plan, to the Matching Contribution account of each non-highly compensated
                                Participant who made Elective Deferrals or Voluntary Contributions in the ratio which each such Participant's Compensation for the Plan
                                Year bears to the total Compensation of all Participants for such Plan Year. Such forfeitures cannot be allocated to the account of any Highly Compensated Employee.

               Forfeitures of Excess Aggregate Contributions will be so applied at the end of the Plan Year in which they occur.

10.   CASH OPTION

      [_]      (a)     The Employer may permit a Participant to elect to defer
                       to the Plan, an amount not to exceed ____% of any Employer paid cash bonus made for such Participant for any year. A Participant must file an election to defer such contribution at least fifteen (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan. Amounts deferred under this section shall be treated for all purposes as Elective Deferrals.
                       Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participant.

      [X]      (b)     Not Applicable.

11.   LIMITATIONS ON ALLOCATIONS

      [X] This is the only Plan the Employer maintains or ever maintained, therefore, this section is not applicable.

      [_] The Employer does maintain or has maintained another Plan (including a Welfare Benefit Fund or an individual medical account (as defined in Code Section 415(1)(2)), under which amounts are treated as Annual Additions) and has completed the proper

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               sections below.

               Complete (a), (b) and (c) only if the Employer maintains or ever maintained another qualified plan, including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)] in which any Participant in this Plan is (or was) a participant or could possibly become a participant.

      (a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

               [X]     (i)      provisions of Article X of the Basic Plan
                                Document #04 will apply, as if the other plan were a Master or Prototype Plan.

               [_]     (ii)     Attach provisions stating the method under which
                                the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

      (b) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:

               Attach provisions which will satisfy the 1.0 limitation of Code
               Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

      (c) The minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied by:

               [_]     (i)      this Plan.

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               [_]     (ii)   ____________________________________________
                              (Name of other qualified plan of the Employer).

               [_]     (iii)   Attach provisions stating the method under which
                               the minimum contribution and benefit provisions of Code Section 416 will be satisfied. If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in the Top-Heavy
                               Ratio.

12.   VESTING

      Employees shall have a fully vested and nonforfeitable interest in any Employer contribution and the investment earnings thereon made in accordance with paragraphs (select one or more options) [_] 7(c), [_] 7(e), [_] 7(f), [_] 7(g) and [_] 7(i) hereof. Contributions under paragraph 7(b), 7(c)(vii) and 7(d) are always fully vested. If one or more of the foregoing options are not selected, such Employer contributions shall be subject to the vesting table selected by the Employer.

      Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected below except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [Option (b)(iv)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (b)(iv), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

      (a)      Computation Period:

               The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

               [_]    (i)   shall not be applicable since Participants are
                            always fully vested,

               [_]    (ii)  shall commence on the date on which an Employee
                            first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof, or

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                                month period shall commence on the anniversary
                                thereof, or

               [X]     (iii)    shall commence on the first day of the Plan Year
                                during which an Employee first performs an Hour of Service for the Employer and each subsequent
                                12-consecutive month period shall commence on the anniversary thereof.

      A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(l)(iii) of this Adoption Agreement] at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

      (b)      Vesting Schedules:

      NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

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        (i)     Full and immediate vesting.

                      Years of Service
                      ----------------
                         1        2        3       4        5        6        7
                        --      ---       --      --       --       --       --
        (ii)             %     100%
                    -----
        (iii)            %        %     100%
                    -----    -----
        (iv)             %      20%      40%     60%      80%     100%
                    -----
        (v)              %        %      20%     40%      60%      80%     100%
                    -----    -----
        (vi)           10%      20%      30%     40%      60%      80%     100%

        (vii)            %        %        %       %     100%
                    -----    -----    -----   -----

        (viii)      0    %   20   %   50   %  75   %   100  %        %      100%
                    -----    -----    -----   -----    -----    -----     -----

      NOTE:    The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

               [X]   All contributions other than those which are fully vested
               when contributed will vest under schedule viii above.
                                                         ----

               [ ] Contributions other than those which are fully vested when contributed will vest as provided below:

                      Vesting
                   Option Selected        Type Of Employer Contribution
                   ---------------        -----------------------------

                   ________                   7(c) Employer Match on Salary
                                                     Savings

                   ________                   7(c) Employer Match on
                                                       Employee Voluntary

                   ________                   7(e) Employer Discretionary

                   ________                   7(f) & (g) Employer Discretionary
                                                      Integrated

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      (c)      Service disregarded for Vesting:

               [X]     (i)      Not Applicable. All Service shall be considered.

               [_]     (ii)     Service prior to the Effective Date of this Plan
                       or a predecessor plan shall be disregarded when computing a Participant's vested and nonforfeitable interest.

               [_]     (iii)    Service prior to a Participant having attained
                       age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

13.   SERVICE WITH PREDECESSOR ORGANIZATION

      For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s):
      (These hours will also be used for vesting purposes.)


14.   ROLLOVER/TRANSFER CONTRIBUTIONS

      (a) Rollover Contributions, as described at paragraph 4.3 of the Basic Plan Document #04, [X] shall [_] shall not be permitted. If permitted, Employees [X] may [_] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

      (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #04 [_] shall [X] shall not be permitted. If permitted, Employees [_] may [_] may not make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

      NOTE: Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Basic Plan Document #04.

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15.   HARDSHIP WITHDRAWALS

      Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #04, [_] are [X] are not permitted.

16.   PARTICIPANT LOANS

      Participant loans, as provided for in paragraph 13.5 of the Basic Plan Document #04, [X] are [_] are not permitted. If permitted, repayments of principal and interest shall be repaid to [X] the Participant's segregated account or [_] the general Fund.

17.   INSURANCE POLICIES

      The insurance provisions of paragraph 13.6 of the Basic Plan Document #04 [_] shall [X] shall not be applicable.

18.   EMPLOYER INVESTMENT DIRECTION

      The Employer investment direction provisions, as set forth in paragraph
      13.7 of the Basic Plan Document #04, [X] shall [_] shall not be applicable.

19.   EMPLOYEE INVESTMENT DIRECTION

      (a) The Employee investment direction provisions, as set forth in paragraph 13.8 of the Basic Plan Document #04, [X] shall [_] shall not be applicable.

               If applicable, Participants may direct their investments:

               [_]    (i)      among funds offered by the Trustee.

               [X]    (ii)     among any allowable investments.

      (b) Participants may direct the following kinds of contributions and the earnings thereon (check all applicable):

               [X]     (i)      All Contributions

               [_]    (ii)     Elective Deferrals

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               [_]    (iii)    Employee Voluntary Contributions (after-tax)

               [_]    (iv)     Employee Mandatory Contributions (after-tax)

               [_]    (v)      Employer Qualified Matching Contributions

               [_]    (vi)     Other Employer Matching Contributions

               [_]    (vii)    Employer Qualified Non-Elective Contributions

               [_]    (viii)   Employer Discretionary Contributions

               [_]    (ix)     Rollover Contributions

               [_]    (x)      Transfer Contributions

               [_]    (xi)     All of above which are checked, but only to the
                               extent that the Participant is vested in those contributions.

      NOTE: To the extent that Employee investment direction was previously allowed, the Trustee shall have the right to either make the assets part of the general Trust, or leave them as separately invested subject to the rights of paragraph 13.8.

20.   EARLY PAYMENT OPTION

      (a) A Participant who separates from Service prior to retirement, death or Disability [X] may [_] may not make application to the Employer requesting an early payment of his or her vested account balance.

      (b) A Participant who has attained age 59-1/2 and who has not separated from Service [X] may [_] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant is 100% vested.

      (c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [_] may not receive a distribution of his or her vested

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               account balance.

      NOTE:    If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distributions, see item 21(a) below.

21.   DISTRIBUTION OPTIONS

      (a)      Timing of Distributions:

               In cases of termination for other than death, Disability or retirement, benefits shall be paid:

               [_]     (i)      As soon as administratively feasible,
                                following the close of the valuation period during which a distribution is requested or is otherwise payable.

               [_]     (ii)     As soon as administratively feasible
                                following the close of the Plan Year during which a distribution is requested or is otherwise payable.

               [X]     (iii)    As soon as administratively feasible,
                                following the date on which a distribution is requested or is otherwise payable.

               [_]     (iv)     As soon as administratively feasible,
                                after the close of the Plan Year during which the Participant incurs consecutive one-year
                                Breaks in Service.

               [_]    (v)       Only after the Participant has achieved the
                                Plan's Normal Retirement Age, or Early
                                Retirement Age, if applicable.

               In cases of death, Disability or retirement, benefits shall be paid:

               [_]    (vi)      As soon as administratively feasible,
                                following the close of the valuation period during which a distribution is requested or is otherwise payable.

               [_]    (vii)     As soon as administratively feasible
                                following the close of the Plan Year during which a distribution is requested or is otherwise payable.

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               [X]    (viii)    As soon as administratively feasible,
                                following the date on which a distribution is requested or is otherwise payable.

      (b)      Optional Forms of Payment:

               [X]     (i)      Lump Sum.

               [_]     (ii)     Installment Payments.

               [_]     (iii)    Life Annuity*.

               [_]     (iv)     Life Annuity  Term Certain*.
                                Life Annuity with payments guaranteed for years
                                (not to exceed 20 years, specify all
                                applicable).

               [_]     (v)      Joint and [ ] 50%, [ ] 66-2/3%, [ ] 75% or [ ]
                                100% survivor annuity* (specify all applicable).

               [_]     (vi)     Other form(s) specified:___________________

               *Not available in Plan meeting provisions of paragraph 8.7 of Basic Plan Document #04.

      (c)      Recalculation of Life Expectancy:

               In determining required distributions under the Plan, Participants and/or their Spouse (Surviving Spouse) [_] shall [X] shall not have the right to have their life expectancy recalculated annually.

               If "shall",

               [_]    only the Participant shall be recalculated.

               [_]    both the Participant and Spouse shall be recalculated.

               [_] who is recalculated shall be determined by the Participant.

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22.   SPONSOR CONTACT

      Employers should direct questions concerning the language contained in and qualification of the Prototype to:

      (Job Title)  I/T EB COMPLIANCE OFFICER
      (Phone Number)  216-575-2000

      In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

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23.   SIGNATURES:

      Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor, if any.

      (a)      EMPLOYER:

               Name and address of Employer if different than specified in
               Section 1 above.

               This agreement and the corresponding provisions of the Plan and Trust/Custodial Account Basic Plan Document #04 were adopted by the Employer the ____day of _______ , 19__.

               Signed for the Employer by:


               Title:


               Signature:       __________________________________


               The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

               Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code
               Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

               This Adoption Agreement may only be used in conjunction with Basic Plan Document #04.


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[X]   (b)      TRUSTEE:

               Name of Trustee:

               NATIONAL CITY BANK

               The assets of the Fund shall be invested in accordance with paragraph 13.3 of the Basic Plan Document #04 as a Trust. As such, the Employer's Plan as contained herein was accepted by the Trustee the ____day of________ , 20__.

      Signed for the Trustee by:

      Title:


      Signature:        _____________________  __________________________


[_]   (c)      CUSTODIAN:

               Name of Custodian:


               The assets of the Fund shall be invested in accordance with paragraph 13.4 of the Basic Plan Document #04 as a Custodial Account. As such, the Employer's Plan as contained herein was accepted by the Custodian the ____day of ________, 20__.

      Signed for the Custodian by:

      Title:


      Signature:        _______________________ _________________________


      (d)      SPONSOR:

               The Employer's Agreement and the corresponding provisions of the Plan and Trust/Custodial Account Basic Plan Document #04 were accepted by the Sponsor the ____day of ________, 20__ .

      Signed for the Sponsor by:


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      Title:

      Signature:          _______________________________________


                                      35